Common Stock	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Equity [Abstract]
Common Stock	COMMON STOCK
As of September 30, 2020, the Company’s amended and restated certificate of incorporation authorized the Company to issue 200,000,000 shares of common stock at a par value of $0.0001 per share.
In conjunction with the Company's April 2020 IPO closing, the Company issued and sold 6,900,000 shares of its common stock, including 900,000 shares pursuant to the full exercise of the underwriters' option to purchase additional shares, at a public offering price of $16.00 per share, for aggregate net proceeds of $100.1 million after deducting underwriting discounts and commissions and offering costs. In connection with the IPO, all outstanding shares of Preferred Stock converted into 10,725,129 shares of common stock.
The following is a summary of the rights and privileges of the holders of common stock as of September 30, 2020:
Liquidation Preference: In the event of liquidation, dissolution or winding up, holders of common stock will be entitled to share ratably in the net assets legally available for distribution to stockholders after the payment of all debts and other liabilities and the satisfaction of any liquidation preference granted to the holders of any then-outstanding shares of preferred stock.
Dividends: Subject to preferences that may be applicable to any then-outstanding preferred stock, holders of common stock are entitled to receive ratably those dividends, if any, as may be declared from time to time by the Board out of legally available funds. As of September 30, 2020, no cash dividends have been declared or paid.
Voting Rights: Each holder of common stock is entitled to one vote for each share on all matters submitted to a vote of the stockholders, including the election of directors. Under the Company's amended and restated certificate of incorporation and amended and restated bylaws, stockholders will not have cumulative voting rights. Because of this, the holders of a majority of the shares of common stock entitled to vote in any election of directors can elect all of the directors standing for election, if they should so choose.
Rights and Preferences: Holders of common stock have no preemptive, conversion or subscription rights and there are no redemption or sinking fund provisions applicable to the common stock. The rights, preferences and privileges of the holders of common stock are subject to, and may be adversely affected by, the rights of the holders of shares of any series of preferred stock that the Company may designate in the future.
As of September 30, 2020 and December 31, 2019, the Company has reserved the following shares of common stock for potential conversion of outstanding Preferred Stock, the vesting of restricted stock and exercise of stock options:

	SEPTEMBER 30, 2020	DECEMBER 31, 2019
Preferred Stock	—	6,555,307
Unvested restricted stock	—	34,557
Options to purchase common stock	2,484,152	1,164,017
Total	2,484,152	7,753,881

COMMON STOCK
As of December 31, 2018 and 2019, the Company’s certificate of incorporation authorized the Company to issue 27,000,000 shares of $0.0001 par value common stock. The voting, dividend and liquidation rights of the holders of the Company’s common stock are subject to and qualified by the rights, powers and preference of the holders of the Preferred Stock set forth above.
Each share of common stock entitles the holder to one vote, together with the holders of Preferred Stock, on all matters submitted to the stockholders for a vote. As of December 31, 2018 and 2019, no cash dividends have been declared or paid.
As of December 31, 2018 and 2019, the Company has reserved the following shares of common stock for potential conversion of outstanding Preferred Stock, the vesting of restricted stock and exercise of stock options:

	DECEMBER 31,
	2018	2019
Preferred Stock	6,555,307	6,555,307
Unvested restricted stock	138,227	34,557
Options to purchase common stock	849,039	1,164,017
Total	7,542,573	7,753,881